UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2018

WILLSCOT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 S. Bond Street, #600

Baltimore, Maryland 21231

(Address, including zip code, of principal executive offices)

(410) 931-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events

As previously disclosed, on June 21, 2018, WillScot Corporation, a Delaware corporation (the “Company”) and its newly-formed acquisition subsidiary, Mason Merger Sub, Inc., a Delaware corporation, (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Modular Space Holdings, Inc., a Delaware corporation, (“ModSpace”) and NANOMA LLC, solely in its capacity as the representative of the Holders (as defined therein), pursuant to which Merger Sub will merge with and into ModSpace (the “Merger”) with ModSpace as the surviving entity in the Merger and continuing as an indirect subsidiary of the Company (the “ModSpace Acquisition”). The closing of the transaction is subject to certain customary closing conditions. The ModSpace Acquisition is expected to close in the third quarter of 2018.

This Current Report on Form 8-K is being filed in connection with the financing of the ModSpace Acquisition to provide certain historical financial statements of ModSpace and the pro forma financial information of the Company giving effect to the consummation of the ModSpace Acquisition and related transactions set forth under Item 9.01 below, which are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The historical audited consolidated financial statements of ModSpace as of September 30, 2017 and 2016 and the period from March 3, 2017 through September 30, 2017 and from October 1, 2016 through March 2, 2017 and the years ended September 30, 2016 and 2015, together with the notes thereto and the independent auditor’s report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The historical unaudited condensed consolidated financial statements of ModSpace as of March 31, 2018 and September 30, 2017 and for the three and six months ended March 31, 2018 and the period from March 3, 2017 through March 31, 2017, the periods from January 1, 2017 through March 2, 2017 and from October 1, 2016 through March 2, 2017, together with the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(b) Pro forma financial information

The following unaudited pro forma financial information is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

•                       Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2018;

•                       Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2018;

•                       Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 2017; and

•                       Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1

Audited consolidated financial statements of Modular Space Holdings, Inc. as of September 30, 2017 and 2016 and the period from March 3, 2017 through September 30, 2017 and from October 1, 2016 through March 2, 2017 and the years ended September 30, 2016 and 2015, together with the notes thereto and the independent auditor’s report thereon,

99.2

Unaudited condensed consolidated financial statements of Modular Space Holdings, Inc. as of March 31, 2018 and September 30, 2017 and for the three and six months ended March 31, 2018 and the period from March 3, 2017 through March 31, 2017, the periods from January 1, 2017 through March 2, 2017 and from October 1, 2016 through March 2, 2017, together with the notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Corporation

	By:	/s/ Bradley Bacon
Dated: July 24, 2018		Name:	Bradley Bacon
		Title:	Vice President, General Counsel & Corporate Secretary